UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

    Date of report (Date of the earliest event reported)        October 29, 2004

                         Commission File Number 0-23081

                             FARO TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Florida                                                 59-3157093
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(State or Other Jurisdiction                                   (IRS Employer
     of Incorporation)                                       Identification No.)

125 TECHNOLOGY PARK, LAKE MARY, FLORIDA                                 32746
(Address of Principal Executive Offices)                              (Zip Code)

                                 (407) 333-9911
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

Item 7.01. Regulation FD Disclosure

      The following information is being furnished under Item 5.02 and Item 7.01 of Form 8-K: Press release by FARO Technologies, Inc., Subject: FARO Adds President/COO to Executive Team. A copy of this press release is attached as
Exhibit 99.1 to this Form 8-K.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                                     FARO TECHNOLOGIES, INC.

                                                  By: /s/ Gregory A. Fraser
                                                      --------------------------
                                                      Gregory A. Fraser
                                                      Executive Vice President,
                                                      Secretary, and Treasurer

Date: October 29, 2004

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

99.1                       Press Release, dated October 28, 2004